 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

HOMELAND RESOURCES LTD.
(Exact name of registrant as specified in its charter)

NEVADA	333-147501	26-0841675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Parkway, #H269, Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(877) 503-4299

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

On August 15, 2014, the Board of Directors of Homeland Resources Ltd. (the “Company”) issued an aggregate of 100,309,142 shares of its common stock to settle outstanding indebtedness of $1,063,276.90 representing 100% acceptance of the offer to creditors disclosed in the Company’s Form 8-K dated July 31, 2014.

8,000,000 shares of the Company’s common stock were issued pursuant to the provisions of Rule 506 of Regulation D of the United States Securities Act of 1933, as amended (the “Act”) to a person who represented that she is an accredited investor as defined under Regulation D of the Act.

92,309,142 shares of the Company’s common stock were issued to 18 creditors pursuant to the provisions of Regulation S of the Act. The Company did not engage in a distribution of this offering in the United States. Each of the creditors represented that they were not “US persons” as defined in Regulation S of the Act and that they were not acquiring the shares for the account or benefit of a US person.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND RESOURCES LTD.
Date: August 28, 2014
	By:	/s/ David St. James
David St. James, Secretary and Treasurer